Exhibit 10.2

Execution Copy

Reliance Steel & Aluminum Co.

Omnibus Amendment
Dated as of June 13, 2005

to:

1996 Note Purchase Agreement

1997 Note Purchase Agreement

1998 Note Purchase Agreement
and
2003 Note Purchase Agreement

Each as described herein

Omnibus Amendment

     This Omnibus Amendment, dated as of June 13, 2005 (the “Omnibus Amendment”), to each of the Outstanding Agreements (as defined below) is among Reliance Steel & Aluminum Co., a California corporation (the “Company”), and each of the institutions which is a signatory to this Omnibus Amendment (collectively, the “Noteholders”).

Recitals:

     A. The Company and the Noteholders have heretofore entered into the various Note Agreements described on the attached Schedule A (collectively, the “Outstanding Agreements”), pursuant to which the Company issued its Notes as described on said Schedule A (collectively, the “Notes”). The Notes which are presently outstanding are hereafter referred to as the “Outstanding Notes.”

     B. The Company and the Noteholders now desire to amend the Outstanding Agreements in the respects, but only in the respects, hereinafter set forth.

     C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Outstanding Agreements unless herein defined or the context shall otherwise require.

     D. All requirements of law have been fully complied with and all other acts and things necessary to make this Omnibus Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

     Now, therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Omnibus Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

Section 1. Amendments.

     Section 1.1. Section 10.2 of each of the Outstanding Agreements shall be and is hereby amended in its entirety to read as follows:

               Section 10.2. Subsidiary Debt. The Company will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Debt, except:

               (a) Debt of a Restricted Subsidiary owed to the Company or to a Wholly-Owned Restricted Subsidiary;

               (b) Debt of a Restricted Subsidiary outstanding on the date hereof and disclosed in Schedule 5.15 hereto, provided that such Debt may not be extended, renewed or refunded except as otherwise permitted by this Agreement;

               (c) Debt of a Restricted Subsidiary outstanding at the time such Restricted Subsidiary becomes a Restricted Subsidiary, provided that (1) such Debt shall not have been incurred in contemplation of such Restricted Subsidiary becoming a Restricted Subsidiary and (2) immediately after such Restricted Subsidiary becomes a Restricted Subsidiary no Default or Event of Default shall exist, and provided, further, that such Debt may not be extended, renewed or refunded except as otherwise permitted by this Agreement;

               (d) Debt of a Restricted Subsidiary in addition to that otherwise permitted by the foregoing provisions of this Section 10.2, provided that on the date the Restricted Subsidiary incurs or otherwise becomes liable with respect to any such additional Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt, (1) no Default or Event of Default exists and (2) the total amount of all Debt of Restricted Subsidiaries (other than Debt permitted by Section 10.2(e)) plus all Debt of the Company secured by Liens permitted by Section 10.5(k) does not exceed 10% of Consolidated Net Worth; and

               (e) (i) Debt of any Restricted Subsidiary evidenced by the Subsidiary Guaranty with respect to the Notes, (ii) Debt of any Restricted Subsidiary which has delivered a Subsidiary Guaranty that remains in effect which Debt shall be evidenced by a Guaranty in substantially the same form as the Subsidiary Guaranty with respect to notes of the Company and (iii) Debt of any Restricted Subsidiary which has delivered a Subsidiary Guaranty that remains in effect which Debt shall constitute a Guaranty of, or a direct obligation under, the Credit Agreement.

For the purposes of this Section 10.2, any Person becoming a Restricted Subsidiary after the date hereof shall be deemed, at the time it becomes a Restricted Subsidiary, to have incurred all of its then outstanding Debt.

     Section 1.2. Section 10.5(k) of the Outstanding Agreements shall be and is hereby amended by adding the following paragraph at the end of such Section:

               (k) other Liens not otherwise permitted by paragraphs (a) through (j), securing Debt of the Company or any Restricted Subsidiary, provided that the total amount of all Debt of Restricted Subsidiaries (other than Debt permitted by Section 10.2(e)) plus all Debt of the Company secured by Liens permitted by this paragraph (k) does not exceed 10% of Consolidated Net Worth.

     Section 1.3. Schedule B to each of the Outstanding Agreements shall be and is hereby amended by adding thereto in the 1996 Note Purchase Agreement and the 1997 Note Purchase Agreement and amending in its entirety in the 1998 Note Purchase Agreement and the 2003 Note Purchase Agreement, the definition of “Credit Agreement” to read as follows:

“Credit Agreement” means that certain Credit Agreement dated as of October 24, 2001 among the Company, RSAC Management Corp., Bank of America, National Association, as administrative agent and the other financial institutions party thereto, as amended, (or any credit facility entered into in replacement thereof, including, without limitation, any resulting increase in the principal amount thereof, as may be amended, restated or replaced from time to time).

Section 2. Representations, Warranties and Agreements of the Company.

     Section 2.1. To induce the Noteholders to execute and deliver this Omnibus Amendment, the Company represents and warrants to the Noteholders (which representations and warranties shall survive the execution and delivery of this Omnibus Amendment) that:

               (a) this Omnibus Amendment has been duly authorized, executed and delivered by it and this Omnibus Amendment, and each of the Outstanding Agreements as amended by this Omnibus Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

               (b) the execution, delivery and performance by the Company of this Omnibus Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(b);

               (c) as of the date hereof and after giving effect to this Omnibus Amendment, no Default or Event of Default under any of the Outstanding Agreements has occurred which is continuing; and

               (d) all of the representations and warranties contained in Section 5 of each of the Outstanding Agreements are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof, except that any representation or warranty made as of a specific date shall be deemed made as of such specific date and except any schedule which is part of such representation or warranty shall be deemed to read as set forth on the revised schedules attached hereto as Exhibit A.

Execution and delivery by the Company of this Omnibus Amendment constitutes the certification by the Company that the foregoing representations and warranties are true and correct on and with respect to the date hereof.

Section 3. Conditions to Effectiveness of This Omnibus Amendment.

     Section 3.1. This Omnibus Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

               (a) executed counterparts of this Omnibus Amendment, duly executed by the Company and the Required Holders of the Outstanding Notes under each Outstanding Agreement, shall have been delivered to the Noteholders; and

               (b) the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof and the execution and delivery by the Company of this Omnibus Amendment shall constitute certification of the same.

Upon receipt of all of the foregoing, this Omnibus Amendment shall become effective.

Section 4. Payment of Noteholders’ Counsel Fees and Expenses.

     Section 4.1. The Company agrees to pay upon demand, the reasonable fees and expenses of Chapman and Cutler LLP, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Omnibus Amendment.

Section 5. Miscellaneous.

     Section 5.1. This Omnibus Amendment shall be construed in connection with and as part of each of the Outstanding Agreements, and except as modified and expressly amended by this Omnibus Amendment, all terms, conditions and covenants contained in each of the Outstanding Agreements and each of the Outstanding Notes are hereby ratified and shall be and remain in full force and effect.

     Section 5.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Omnibus Amendment may refer to the Outstanding Agreements without making specific reference to this Omnibus Amendment but nevertheless all such references shall include this Omnibus Amendment unless the context otherwise requires.

     Section 5.3. The descriptive headings of the various Sections or parts of this Omnibus Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     Section 5.4. This Omnibus Amendment shall be governed by and construed in accordance with New York law.

     Section 5.5. This Omnibus Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

     Section 5.6. Upon termination of the Credit Agreement dated as of October 24, 2001, the Noteholders hereby agree that the Intercreditor Agreement among the Noteholders and the parties to the Credit Agreement shall be terminated and no longer in effect.

[Signature Pages Follow]

     In Witness Whereof, the parties hereto have executed and delivered this Omnibus Amendment as of the date first written above

Reliance Steel & Aluminum Co.

By	/s/ Karla Lewis

	Name:	Karla Lewis
	Title:	Executive Vice President and Chief Financial Officer

[Omnibus Amendment—Reliance Steel & Aluminum Co.]

Accepted as of the date Omnibus written above:

Allstate Life Insurance Company (as
Noteholder under the 1997 Note Purchase
Agreement and the 2003 Note Purchase
Agreement)

By	/s/ Robert B. Bodett

Name: Robert B. Bodett

By	/s/ Jerry Zinkula

Name: Jerry Zinkula

Authorized Signatories

Allstate Life Insurance Company of New York
(as Noteholder under the 2003 Note
Purchase Agreement)

By	/s/ Robert B. Bodett

Name: Robert B. Bodett

By	/s/ Jerry Zinkula

Name: Jerry Zinkula

Authorized Signatories

[Omnibus Amendment—Reliance Steel & Aluminum Co.]

American Investors Life Insurance Company
(as Noteholder under the 1998 Note
Purchase Agreement and the 2003 Note Purchase Agreement)

By:	AmerUs Capital Management Group, Inc.,
its authorized attorney in fact

By	/s/ [ILLEGIBLE]

Its VP – Private Placements

AmerUs Life Insurance Company (as
Noteholder under the 2003 Note Purchase Agreement)

By	/s/ [ILLEGIBLE]

Its VP - Private Placements

[Omnibus Amendment—Reliance Steel & Aluminum Co.]

American United Life Insurance Company
(as Noteholder under the 1998 Note Purchase Agreement)

By	/s/ Michael Bullock

Name: Michael Bullock
Its: Vice President Private Placements

[Omnibus Amendment—Reliance Steel & Aluminum Co.]

Berkshire Life Insurance Company of America
(as Noteholder under the 1998 Note Purchase Agreement)

By	/s/ [ILLEGIBLE]

Its Director, Fixed Income

The Guardian Insurance & Annuity Company,
Inc. (as Noteholder under the 2003 Note Purchase Agreement)

By	/s/ [ILLEGIBLE]

Its Director, Fixed Income

The Guardian Insurance Company of America
(as Noteholder under the 2003 Note Purchase Agreement)

By	/s/ [ILLEGIBLE]

Its Director, Fixed Income

Fort Dearborn Life Insurance Company (as
Noteholder under the 2003 Note Purchase Agreement)

By:	Guardian Investor Services L.L.C.

By	/s/ [ILLEGIBLE]

Its Director, Fixed Income

[Omnibus Amendment—Reliance Steel & Aluminum Co.]

Connecticut General Life Insurance
Company (as Noteholder under the 1998 Note
Purchase Agreement)

By:	Cigna Investments Inc.

By	/s/ Deborah B. Wiacek

Name: Deborah B. Wiacek
Title: Managing Director

[Omnibus Amendment—Reliance Steel & Aluminum Co.]

Life Insurance Company of North America
(as Noteholder under the 1998 Note
Purchase Agreement)

By	/s/ Deborah B. Wiacek

Name: Deborah B. Wiacek
Title: Managing Director

[Omnibus Amendment—Reliance Steel & Aluminum Co.]

CUNA Mutual Insurance Society (as
Noteholder under the 1997 Note Purchase Agreement)

By:	Members Capital Advisors, Inc.
Its Investment Advisor

By	/s/ [ILLEGIBLE]

Its Investment Analyst

CUNA	Mutual Life Insurance Company (as
Noteholder under the 1996 Note Purchase
Agreement and the 1997 Note Purchase Agreement)

By:	Members Capital Advisors, Inc.
Its Investment Advisor

By	/s/ [ILLEGIBLE]

Its Investment Analyst

[Omnibus Amendment—Reliance Steel & Aluminum Co.]

John Hancock Insurance Company (as
Noteholder under the 1998 Note Purchase
Agreement and the 2003 Note Purchase
Agreement) formerly John Hancock Mutual
Life Insurance Company

By	/s/ Stacey P. Agretelis

Name: Stacey P. Agretelis
Title: Director

John Hancock Life Insurance Company (as
Noteholder under the 1998 Note Purchase
Agreement and the 2003 Note Purchase
Agreement)

By	/s/ Stacey P. Agretelis

Name: Stacey P. Agretelis
Title: Authorized Signatory

Signature 7 L.P. (as Noteholder under the 2003
Note Purchase Agreement)

By	John Hancock Life Insurance Company, as
Portfolio Advisor

By	/s/ Stacey P. Agretelis

Name: Stacey P. Agretelis
Title: Director

[Omnibus Amendment—Reliance Steel & Aluminum Co.]

Great-West Life & Annuity Insurance
Company (as Noteholder under the 1997
Note Purchase Agreement)

By	/s/ Eve Hampton

Name: Eve Hampton
Title: Vice President, Investments

By	/s/ J. G. Lowery

Name: J. G. Lowery
Title: Assistant Vice President, Investments

[Omnibus Amendment—Reliance Steel & Aluminum Co.]

Hartford Life Insurance Company (as
Noteholder under the 1998 Note Purchase
Agreement and the 2003 Note Purchase
Agreement)

By:	Hartford Investment Services, Inc.
as Agent and Attorney-in-Fact

By:	/s/ Eva Konopka

Name: Eva Konopka
Title: Senior Vice President

Nationwide Life Insurance Company (as
Noteholder under the 1996 Note Purchase
Agreement)

BY	/s/ Mark W. Poeppelman

Its MARK W. POEPPELMAN
AUTHORIZED SIGNATORY

THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY (as Noteholder
under the 1998 Note Purchase Agreement)

By	/s/ David A. Barras

Name: David A. Barras
Title: Its Authorized Representative

REASSURE AMERICA LIFE INSURANCE
COMPANY

By:	Swiss Re Asset Management (Americas)
Inc.

By	/s/ John H. DeMallie

Name: John H. DeMallie
Title: Vice President

MetLife Investors USA Insurance
Company (formerly known as Security First
Life Insurance Company) (as Noteholder
under the 1996 Note Purchase Agreement)

By:	Metropolitan Life Insurance Company,
as Investment Advisor

BY	/s/ [ILLEGIBLE]

Its Director

Teachers Insurance and Annuity
Association of America (as Noteholder
under the 1998 Note Purchase Agreement
and the 2003 Note Purchase Agreement)

By	/s/ Marina Mavrakis

Its MARINA MAVRAKIS
MANAGING DIRECTOR

Transamerica Occidental Life Insurance
Company (as Noteholder under the 1996
Note Purchase Agreement and the 1997 Note
Purchase Agreement)

By	/s/ [ILLEGIBLE]

Its Vice President

The Union Central Life Insurance
Company
(as Noteholder under the 1998 Note Purchase
Agreement)

By	/s/ [ILLEGIBLE]

Its Managing Director, Fixed Income

United of Omaha Life Insurance Company
(as Noteholder under the 1996 Note Purchase
Agreement and the 1997 Note Purchase
Agreement)

By	/s/ [ILLEGIBLE]

Its Vice President

Consent to Omnibus Amendment

     The undersigned hereby acknowledges receipt of a counterpart original of, and consents to, the foregoing Omnibus Amendment dated as of June 13, 2005.

     The undersigned hereby ratifies and confirms in all respects its obligations under its Subsidiary Guaranty in favor of the holders of the Notes.

     This Consent to Omnibus Amendment is furnished for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the undersigned, and the undersigned understands and intends that the Noteholders will rely on the foregoing and that the undersigned will be legally bound by the foregoing. This Consent to Omnibus Amendment shall inure to the benefit of the Noteholders and their respective successors and assigns.

     In Witness Whereof, the undersigned has executed and delivered this Consent to Omnibus Amendment as of June 13, 2005, pursuant to proper authority duly granted.

Subsidiary Guarantors:

ALLEGHENY STEEL DISTRIBUTORS, INC.
ALUMINUM AND STAINLESS, INC.
CCC STEEL, INC.
CHATHAM STEEL CORPORATION
DURRETT SHEPPARD STEEL CO., INC.
PACIFIC METAL COMPANY
PDM STEEL SERVICE CENTERS, INC.
PHOENIX CORPORATION
TOMA METALS, INC.
VALEX CORP.
VIKING MATERIALS, INC.

By:	/s/ Karla Lewis

Name:	Karla Lewis
Title:	Vice President and Secretary of each of the foregoing

PRECISION STRIP, INC.
SISKIN STEEL & SUPPLY COMPANY, INC.

By:	/s/ Karla Lewis

Name:	Karla Lewis
Title:	Vice President and Assistant Secretary of each of the foregoing

LUSK METALS
SERVICE STEEL AEROSPACE CORP

By:	/s/ Karla Lewis

Name:	Karla Lewis
Title:	Chief Financial Officer and Secretary of each of the foregoing

AMERICAN METALS CORPORATION

By:	/s/ Karla Lewis

Name:	Karla Lewis
Title:	Vice President, Chief Financial Officer and Assistant Secretary of the foregoing

AMERICAN STEEL, L.L.C.

By:	/s/ Karla Lewis

Name:	Karla Lewis
Title:	Chief Financial Officer, Treasurer and Assistant Secretary of the foregoing

AMI METALS, INC.

By:	/s/ Karla Lewis

Name:	Karla Lewis
Title:	Vice President, Chief Financial Officer and Secretary of the foregoing

CENTRAL PLAINS STEEL CO.

By:	/s/ Karla Lewis

Name:	Karla Lewis
Title:	Vice President, Treasurer and Secretary of the foregoing

LIEBOVICH BROS., INC.

By:	/s/ Karla Lewis

Name:	Karla Lewis
Title:	Vice President, Assistant Treasurer and Assistant Secretary of the foregoing

Schedule A

Outstanding Agreements and Outstanding Notes

1.	The Note Purchase Agreement dated November 1,1996 among the Company and each of the institutional investors listed therein, as amended by that certain First Amendment dated September 15, 1997 and that certain Amendment No. 2 to Note Purchase Agreements dated as of July 1, 2003 (as amended, the “1996 Note Purchase Agreement”) pursuant to which the Company issued its 7.08% Senior Notes, Series A, due January 2, 2004, its 7.21% Senior Notes, Series B, due January 2, 2005, its 7.31% Senior Notes, Series C, due January 2, 2007 and its 7.37% Senior Notes, Series D, due January 2, 2009.

		Principal Amount of
Noteholder	Series	Outstanding Notes
AEGON USA Investment Management, Inc. (Transamerica Life)	C	$8,000,000
CUNA Mutual Life Insurance Company	C	$3,000,000
MetLife Insurance Company	C	$2,000,000
Nationwide Life Insurance Company	C	$4,000,000
United of Omaha Life Insurance Company	C	$3,000,000
Massachusetts Mutual Life Insurance Company	D	$7,000,000
Massachusetts Mutual Life Insurance Company	D	$3,000,000

2.	The Note Purchase Agreement dated September 15, 1997 among the Company and each of the institutional investors listed therein, as amended by that certain Amendment No. 1 to Note Purchase Agreements dated as of July 1, 2003 (as amended, the “1997 Note Purchase Agreement”) pursuant to which the Company issued its 6.76% Senior Notes, Series E, due January 2, 2002, its 7.04% Senior Notes, Series F, due January 2, 2006 and its 7.08% Senior Notes, Series G, due January 2, 2008.

		Principal Amount of
Noteholder	Series	Outstanding Notes
AEGON USA Investment Management, Inc. (Transamerica Life)	F	$10,000,000
CUNA Mutual Life Insurance Company	F	$3,000,000
CUNA Mutual Life Insurance Company	F	$2,000,000
Great-West Life & Annuity Insurance Company	F	$5,000,000

Schedule A
(to Omnibus Amendment)

		Principal Amount of
Noteholder	Series	Outstanding Notes
United of Omaha Life Insurance Company	F	$5,000,000
Allstate Investments, LLC	G	$15,000,000
Massachusetts Mutual Life Insurance Company	G	$15,000,000

3.	The Note Purchase Agreement dated October 15, 1998 among the Company and each of the institutional investors listed therein, as amended by that certain Amendment No. 1 to Note Purchase Agreements dated as of July 1, 2003 (as amended, the “1998 Note Purchase Agreement”) pursuant to which the Company issued its 6.23% Senior Notes, Series H, due October 15, 2005, 6.37% Senior Notes, Series I, due October 15, 2006, 6.52% Senior Notes, Series J, due October 15, 2008 and 6.70% Senior Notes, Series K, due October 15, 2010.

		Principal Amount of
Noteholder	Series	Outstanding Notes
American United Life Insurance Company	H		$5,000,000
Swiss Reinsurance	H		$5,000,000
Prudential Financial	H		$13,000,000
American Investors Life Insurance Company	I		$7,000,000
CIG & Company as nominee for Life Insurance Company of North America	I		$3,000,000
Connecticut General Life Insurance Company	I		$6,000,000
[ACE]	I		$3,000,000
The Union Central Life Insurance Company	I		$5,000,000
Teachers Insurance and Annuity Association	J		$5,000,000
[Teachers Insurance and Annuity Association]	J	[[$	5,000,000	]
[Teachers Insurance and Annuity Association]	J	[$	5,000,000	]
[Allstate Life Insurance]	J	[$	10,000,000	]
Hartford Life Insurance Company	J		$5,000,000
Hartford Life Insurance Company	J		$5,000,000
Berkshire Life Insurance Company of America	K		$3,000,000
John Hancock Mutual Life Insurance Company	K		$2,000,000
John Hancock Mutual Life Insurance Company	K		$500,000
John Hancock Mutual Life Insurance Company	K		$10,500,000

		Principal Amount of
Noteholder	Series	Outstanding Notes
John Hancock Mutual Life Insurance Company	K	$5,000,000
John Hancock Mutual Life Insurance Company	K	$12,500,000
John Hancock Variable Life Insurance Company	K	$1,500,000
John Hancock Mutual Life Insurance Company	K	$3,000,000
Massachusetts Mutual Life Insurance Company	K	$8,600,000
Massachusetts Mutual Life Insurance Company	K	$1,400,000
Northwestern Mutual Life Insurance Company	K	$30,000,000

4.	The Note Purchase Agreement dated July 1, 2003 among the Company and each of the institutional investors listed therein (the “2003 Note Purchase Agreement”) pursuant to which the Company issued its 4.87% Senior Secured Notes, Series L, due July 1, 2011 and 5.35% Senior Secured Notes, Series M, due July 1, 2013.

		Principal Amount of
Noteholder	Series	Outstanding Notes
Teachers Insurance and Annuity Association of America	L	$30,000,000
John Hancock Variable Life Insurance Company	L	$5,000,000
John Hancock Life Insurance Company	L	$3,000,000
Fort Dearborn Life Insurance Company	L	$2,500,000
The Guardian Insurance & Annuity Company, Inc.	L	$2,500,000
Hartford Life Insurance Company	L	$5,000,000
Allstate Investments, LLC	L	$3,000,000
Allstate Investments, LLC	L	$6,000,000
Allstate Investments, LLC	L	$3,000,000
Teachers Insurance and Annuity Association of America	M	$30,000,000
John Hancock Variable Life Insurance Company	M	$10,000,000
John Hancock Life Insurance Company	M	$7,000,000
The Guardian Life Insurance Company of America	M	$5,000,000
The Guardian Life Insurance Company of America	M	$5,000,000

		Principal Amount of
Noteholder	Series	Outstanding Notes
The Guardian Life Insurance Company of America	M	$2,000,000
Hartford Life Insurance Company	M	$10,000,000
AmerUS Life Insurance Company (AmerUS Capital Management)	M	$3,000,000
American Investors Life Insurance Company	M	$1,000,000
Signature & L.P.	M	$2,000,000

Exhibit A

Disclosure Materials

     The information included in the Memorandum is as of the date of the Memorandum; provided that the information regarding Precision Strip, Inc. included in the Memorandum was provided by the sellers of Precision Strip, Inc. The Company has not verified each of the statements, and, accordingly, cannot represent that the statements do not contain any untrue statement of a material fact or omit to state any material facts necessary to make the statements therein not misleading. The Company does not, however, know of any untrue statement of a material fact or any omission of any material fact necessary to make the statements therein not misleading. The Company is not obligated to correct the Memorandum if it discovers any such facts. As of July 1, 2003, Precision Strip, Inc. has become a Restricted Subsidiary and a guarantor of the Notes under the Master Subsidiary Guaranty. From time to time the Company considers other potential acquisitions that could result in a change in the Company’s operations, but no such change known to the Company could reasonably be expected to have a Material Adverse Effect.

     The Company’s financial condition, operations, business, properties and prospects have changed as set forth in the financial statements and reports listed on Schedule 5.5.

Schedule 5.3
(to Note Purchase Agreement)

Names and Ownership of
Subsidiaries of the Company

	Name of Subsidiary [1]	Class of Capital Stock	Percentage
	and Jurisdiction of Incorporation		Owned by the
			Company [2]
[3]	Allegheny Steel Distributors, Inc., a Pennsylvania corporation	Common Stock	100%

[3]	Aluminum and Stainless, Inc., a Louisiana corporation	Common Stock	100%

[3]	American Metals Corporation, a California corporation	Common Stock	100%

[3]	AMI Metals, Inc. a Tennessee corporation	Common Stock	100%

[3]	CCC Steel, Inc., a Delaware corporation	Common Stock	100%

[3]	Central Plains Steel Co., a Kansas corporation	Common Stock	100%

[3]	Chatham Steel Corporation, a Georgia corporation	Common Stock	100%

[3]	Durrett Sheppard Steel Co., Inc., a California corporation	Common Stock	100%

[3]	Liebovich Bros., Inc., an Illinois corporation	Common Stock	100%

[3]	Lusk Metals, a California corporation	Common Stock	100%

[3]	Pacific Metal Company, an Oregon corporation	Common Stock	100%

[3]	PDM Steel Service Centers, Inc., a California corporation	Common Stock	100%

[3]	Phoenix Corporation, a Georgia corporation	Common Stock	100%

[3]	Precision Strip, Inc., an Ohio corporation	Common Stock	100%

[3]	RSAC Management Corp., a California corporation	Common Stock	100%[4]

[1]	The Company has listed only first-tier Subsidiaries of RSAC Management Corp. From time to time such Subsidiaries may own all of the outstanding common stock of second-tier Subsidiaries. The Company has owned certain shell corporations for the purpose of protecting the names “Reliance Steel Company” in Nevada; “Reliance Metalcenters” in Arizona, and Texas; and “Tube Service Co.,” in California.

[2]	The shares of all of the subsidiaries listed below (other than RSAC Management Corp.) are owned by RSAC Management Corp., which is a wholly-owned subsidiary of the Company.

[3]	The above designated Subsidiaries are Restricted Subsidiaries as defined in the Note Purchase Agreement.

[4]	RSAC Management Corp. provides certain administrative and financial services to the subsidiaries, but is not a metals service center.

Schedule 5.4
(to Note Purchase Agreement)

	Name of Subsidiary [1]	Class of Capital Stock	Percentage
	and Jurisdiction of Incorporation		Owned by the
			Company [2]
[3]	Service Steel Aerospace Corp., a Delaware corporation	Common Stock	100%

[3]	Siskin Steel & Supply Company, Inc., a Tennessee corporation	Voting Common Stock	100%
		Non-voting Common Stock	100%

[3]	Toma Metals, Inc., a Pennsylvania corporation	Common Stock	100%

[3]	Valex Corp., a California corporation	Common Stock	97.4%

[3]	Viking Materials, Inc., a Minnesota corporation	Voting Common Stock Non-voting Common Stock	100 100	% %

			Percentage
	Name of Affiliate		Owned by
	and Jurisdiction of Incorporation	Equity Interest	the Company
[3]	American Steel, LLC, an Oregon limited liability company	Membership Interests	50.5%

Restrictions

     The Restricted Subsidiaries of the Company are guarantors of the Credit Agreement, which is the Company’s primary credit facility with Bank of America, National Association, as Administrative Agent and Lender, and the Lenders listed in the Credit Agreement from time to time, and, accordingly, are subject to certain restrictions, none of which would prohibit any such Restricted Subsidiary from paying dividends to the Company out of profits or making any other similar distributions of profits to the Company.

     When the Company merged MetalCenter, Inc. with and into the Company, the Company became obligated on those Variable Rate Demand Industrial Development Revenue Bonds, Series 1989 A, issued by MetalCenter, Inc., in favor of Industrial Development Authority of the City of Santa Fe Springs, a public, corporate instrumentality of the state of California, due July 1, 2014, with a principal balance of $2.75 million as of December 31, 2002, and $2.45 million as of December 31, 2004, which are secured by a letter of credit issued by Bank of America, National Association, which contain certain restrictions but do not prohibit the Company from paying dividends out of profits or making any other similar distributions from profits.

     When the Company acquired Viking Materials, Inc., Viking Materials, Inc. was obligated on those Variable Rate Demand Industrial Development Revenue Bonds, Series 1999, issued by Viking Materials, Inc., in favor of the City of Minneapolis, a public, corporate

 5.4-2

instrumentality in the state of Minnesota, due March 1, 2009, with a principal balance of $2.25 million as of December 31, 2002, and $1.8 million as of December 31, 2004, which are secured by a letter of credit issued by Bank of America, National Association, which contain certain restrictions but do not prohibit Viking Materials, Inc. from paying dividends out of profits or making any other similar distributions from profits to the Company. When the Company acquired an additional membership unit of American Steel, L.L.C. effective May 1, 2002, the Company began consolidating the financial results of American Steel, L.L.C.

Officers and Directors of the Company

Officers

Name	Position
David H. Hannah	Chief Executive Officer
Gregg J. Mollins	President and Chief Operating Officer
Karla R. Lewis	Executive Vice President and Chief Financial Officer
James P. MacBeth	Senior Vice President, Carbon Steel Operations
William K. Sales, Jr.	Senior Vice President, Non-Ferrous Operations
Donna Newton	Vice President, Human Resources
Kay Rustand	Vice President and General Counsel
Yvette M. Schiotis	Secretary

Directors
Joe D. Crider
Thomas W. Gimbel
Douglas M. Hayes

David H. Hannah
Franklin R. Johnson
Mark V. Kaminski

 5.4-3

Gregg J. Mollins

Leslie A. Waite

     The Company has received notice that Liebovich Bros., Inc. has had its corporate status revoked for failure to file certain reports, and the Company is taking corrective action.

 5.4-4

Financial Statements

     The Company has delivered to each Purchaser copies of the following financial statements of the Company and its Restricted Subsidiaries:

(1)    Annual Reports on Form 10-K for the fiscal years ended December 31, 2001, 2002, 2003 and 2004;

(2)    Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2002, 2003, 2004 and 2005; June 30, 2002, 2003 and 2004; and September 30, 2002, 2003 and 2004;

(3)    Proxy Statement for the Annual Meetings of Shareholders held May 21, 2003, May 19, 2004 and May 18, 2005; and

(4)    Prospectus dated June 28, 2001.

Although the Company included in the Memorandum certain information regarding Precision Strip, Inc., the Company does not make any representations with respect to such information. The Company provided information about Precision Strip, Inc. that was provided to the Company by the sellers of Precision Strip, Inc. and that the Company has not yet verified in its entirety. The Company has not undertaken to update or correct any such information.

Schedule 5.5
(to Note Purchase Agreement)

Certain Litigation

     From time to time, the Company is a party to certain actions, suits or proceedings in the ordinary course of its business, but the Company is not aware of any such pending actions, suits or proceedings or threatened actions, suits or proceedings that, individually or in the aggregate, could be expected to have a Material Adverse Effect.

schedule 5.8
(to Note Purchase Agreement)

Patents, Etc.

     No exceptions.

 5.11

Use of Proceeds

     The Company used the proceeds from the sale of the Notes issued July 1, 2003 principally in connection with the acquisition of Precision Strip, Inc., either for payment of the purchase price, general corporate purposes, working capital, or repayment of debt.

Schedule 5.14
(to Note Purchase Agreement)

Existing Debt

     The following is a complete and correct list of all outstanding Debt of the Company and its Restricted Subsidiaries as of December 31, 2002:

     1. The Credit Agreement, which, as of December 31, 2002 consists of a revolving credit facility with Bank of America, National Association, as Administrative Agent and the Lenders listed therein, with maximum credit available of $335 million and an outstanding balance as of December 31, 2002 of $38 million, and $30 million as of December 31, 2004, which is guaranteed by the Company’s Material Subsidiaries. At December 31, 2002, the Company also had $10,900,000 of letters of credit outstanding and $39,100,000 available, under this syndicated credit facility. At December 31, 2004, the Company had $15,907,000 of letters of credit outstanding and $34,093,000 available, under this syndicated credit facility. The holders were granted a security interest and a Lien under the Security Agreement that was a first priority pari passu Lien, but that was automatically released in 2005.

     2. Variable Rate Demand Industrial Development Revenue Bonds, Series 1989 A, issued by MetalCenter, Inc. in favor of Industrial Development Authority of the City of Santa Fe Springs, a public, corporate instrumentality of the State of California due July 1, 2014, with a principal balance of $2.75 million as of December 31, 2002, which balance was reduced to $2.45 million as of December 31, 2004, and which bonds are secured by a letter of credit issued by Bank of America, National Association.

     3. Senior unsecured notes dated November 1, 1996, as amended, and September 16, 1997, as amended, in the aggregate principal amount of $130 million in favor of certain institutional investors, which are guaranteed by the Company’s Material Subsidiaries. The holders are or will be granted a security interest and a Lien under the Security Agreement that will be a first priority pari passu Lien. The aggregate principal balance as of December 31, 2004 was $108 million.

     4. Senior unsecured notes dated October 15, 1998, as amended, in the aggregate principal amount of $150 million in favor of certain institutional investors, which are guaranteed by the Company’s Material Subsidiaries. The holders are or will be granted a security interest and a Lien under the Security Agreement that will be a first priority pari passu Lien. The aggregate principal balance at December 31, 2004 was $150 million.

     5. Variable Rate Demand Industrial Development Revenue Bonds, Series 1999, issued by Viking Materials, Inc. in favor of the City of Minneapolis, Minnesota, due March 1, 2009, with a principal balance of $2.225 million as of December 31, 2002, which balance was reduced to $1.8 million as of December 31, 2004, and which bonds are secured by a letter of credit issued by Bank of America, National Association.

     6. Senior unsecured notes dated July 1, 2003 in the aggregate principal amount of $135 million in favor of certain institutional investors, which are guaranteed by the Company’s Material Subsidiaries. The holders were granted a security interest and a Lien under the Security Agreement that was a first priority pari passu Lien.

     The pari passu Lien described in item numbers 1, 3, 4, and 6 above was terminated and the Collateral was released in or about April 2005.

     The outstanding balances on the credit facilities listed above may change from time to time and the credit facilities may be amended, restated or replaced with credit facilities having greater available credit.

Schedule 5.15
(to Note Purchase Agreement)